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EXHIBIT 99.6

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC.	Case No. 02-1611 & 02-11612 Reporting Period: September 30, 2002

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	Yes
Copies of bank statements		Yes
Cash disbursements journals		Yes
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Postpetition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		Yes
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Postpetition Debts	MOR-4	Yes
Listing of aged accounts payable		Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ W.R. Smedberg Signature of Authorized Individual*	October 22, 2002 Date

William R. Smedberg Printed Name of Authorized Individual	Executive Vice President Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)

NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC.
SCHEDULE OF CASH RECEIPT AND DISBURSEMENTS
SEPTEMBER 2002

	SEPTEMBER 2002
	Network Access Solutions Corporation	NASOP, Inc.	TOTAL
Receipts:
NWS	2,776,027	—	2,776,027
NIS	6,206	—	6,206
NASOP	—	1,259,486	1,259,486
Other	101,281	—	101,281

Total Receipts	2,883,514	1,259,486	4,143,000

COGS Expenditures:
Covad	—	910,000	910,000
Verizon	1,280,000	—	1,280,000
Level 3	145,284	—	145,284
WCOM	75,196	—	75,196
ICI	31,765	—	31,765
DSL Equipment	18,472	—	18,472
Gebran	20,771	—	20,771
Metromedia	3,600	—	3,600
Juniper	830	—	830
Sprint	35,046	—	35,046
SNET	51		51
Dominion	12,295	—	12,295
Cogent	6,000	—	6,000
AT&T	1,238	—	1,238

Total COGS Expenditures	1,630,549	910,000	2,540,549

Operating Expenditures:
Wages (ADP)	517,363	135,342	652,705
Commissions (ADP)	64,810	32,071	96,881
Fringe Benefits	95,659	25,024	120,683
Payroll Taxes (ADP)	35,559	9,302	44,861
Telecom	7,433	—	7,433
Travel	9,466	—	9,466
Agent Commissions	10,196	—	10,196
Postage, Delivery & Printing	10,117	5,006	15,123
Professional Legal — Shaw Pittman	40,000	—	40,000
Aliant	55,331	27,381	82,712
Collections	884	437	1,321
Telecom — Voice/Data	43,628	—	43,628
Rent — Office Base	54,389	14,228	68,617
Rent — Office Other	3,500	—	3,500
Rent — Equipment Rents & Leases	9,534	—	9,534
Repairs & Maintenance	10,974	—	10,974
Supplies & Expensed Equipment	3,277	—	3,277
Bank Charges	4,895	1,651	6,546
Insurance-Liability	30,908	—	30,908
Payroll Processing Services	972	—	972
Creditor Committee — Legal Fees	17,214	8,518	25,732
UST Fees	7,500	5,000	12,500
Financial Advisor	13,379	6,621	20,000
Sales & Use Taxes	37,090	18,354	55,444
USF	53,517	26,483	80,000
GECC Adequate Protection Payment	210,000	—	210,000
Various Capex	42,807	—	42,807

TOTAL EXPENDITURES	3,020,948	1,225,420	4,246,368

NET CASH	(137,434)	34,066	(103,368)

* The Debtors have traditionally prepared their financial information on a consolidated basis. The foregoing schedule has been prepared at the request of the US Trustee's Office. There are certain estimates and assumptions made in preparing the allocation of expenditures between the Debtors that, although considered to be reasonable, may or may not prove to be accurate. Neither the Debtors nor any other person makes any representation or warranty as to the accuracy of such estimates/assumptions.

NAS Confidential

NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC.
SCHEDULE OF CASH RECEIPT AND DISBURSEMENTS (TRUSTEE FEE CALCULATION)
SEPTEMBER 2002

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE FEES: (FROM CURRENT MONTH ACTUAL COLUMN)	NAS	NASOP
TOTAL DISBURSEMENTS	$3,020,948	$1,225,420
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$—	$—
PLUS: ESTATE DISBURSEMENTS MADE BY OURSIDE SOURCES (i.e. from escrow account)	$—	$—
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$3,020,948	$1,225,420

NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC.
CASH BALANCES
SEPTEMBER 30, 2002

Bank of America	Bank Balance 09/30/02	Bank Balance 09/30/02
NASOP, Inc (004124657733)	355,402	355,402
Network Access Solutions (004124657937)	1,585,782	1,140,569
Network Access Solutions — Benefits (004125389932)	29,451	(0)
Network Access Solutions — Sales Tax (004127083016)	100,000	100,000
Network Access Solutions — Managed (894645)	858,351	858,351
First Union
Employee Stock (002000008310169)	20,000	—
Concentration (002000008313250)	2,052,150	2,052,150
Cash Collateral (002000013845661)	330,790	330,790

ENDING BANK BALANCE	5,331,926	4,837,263

Checks Outstanding (004124657937)		(412,748)
Checks Outstanding (004125389932)		(29,451)
Other Misc. transaction differences		(52,464)

NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC.
OUTSTANDING CHECK LIST
SEPTEMBER 30, 2002

Check Number	Date Issued	Payee	Amount
35440	12-Jun-02	BANTECH OF OLD BRID	52.80
35445	12-Jun-02	BSC GROUP	60.93
35507	12-Jun-02	NM COMPUTING INC	80.82
35593	27-Jun-02	AT&T WIRELESS SERVI	364.86
35734	15-Jul-02	NM COMPUTING INC	80.82
35756	15-Jul-02	TRYONLINE COMMUNICA	32.04
35867	13-Aug-02	FLORIDA DEPARTMENT	1,202.24
35875	13-Aug-02	FLORIDA DEPARTMENT	982.27
35917	19-Aug-02	HOME OFFICE SOLUTIO	31.86
35935	19-Aug-02	NETWORK COMMUNICATI	40.50
35938	19-Aug-02	NEW ENGLAND TECHNIC	32.04
35939	19-Aug-02	NM COMPUTING INC	80.82
35943	19-Aug-02	PRECISE TECHNOLOGY	286.50
35947	19-Aug-02	ROSE TELECOM	44.28
35959	19-Aug-02	WANLYNX	37.80
36050	29-Aug-02	VERIZON WIRELESS	478.11
36069	5-Sep-02	ADVANCED COMMUNICAT	36.00
36074	5-Sep-02	ALVAREZ, MICHAEL	158.40
36075	5-Sep-02	APIC USA, INC	298.06
36085	5-Sep-02	COMTEL GROUP	184.77
36087	5-Sep-02	CONSULT CITY INTERN	184.59
36106	5-Sep-02	HOME OFFICE SOLUTIO	31.86
36107	5-Sep-02	INFO TECH SOLUTIONS	51.86
36124	5-Sep-02	METAPHOR INC	320.04
36133	5-Sep-02	NM COMPUTING INC	80.82
36137	5-Sep-02	PRECISE TECHNOLOGY	286.50
36165	13-Sep-02	DISTRICT CLERK	260.97
36184	16-Sep-02	CHICAGO DEPARTMENT	279.00
36186	16-Sep-02	ILLINOIS DEPARTMENT	787.39
36187	16-Sep-02	NJ DEPT OF REVENUE	12,569.74
36201	20-Sep-02	BOULIS, ROBERT	193.10
36205	20-Sep-02	LAROSA, ERMINIO	80.44
36206	20-Sep-02	LUZIO, MICHAEL	214.08
36209	20-Sep-02	PATRICK, DAVID	230.19
36211	20-Sep-02	SMEDBERG, BILL	262.48
36212	20-Sep-02	VERIZON	3,012.00
36214	26-Sep-02	ADP INC	712.14
36215	26-Sep-02	ARCHIBALD, WAYNE	129.45
36216	26-Sep-02	AT&T	10.98
36217	26-Sep-02	AT&T	13.35
36218	26-Sep-02	AT&T	12.90
36219	26-Sep-02	AT&T	1,201.15
36220	26-Sep-02	AT&T WIRELESS SERVI	221.49
36221	26-Sep-02	BLUE RIDGE NETWORKS	4,789.39
36222	26-Sep-02	COGENT COMMUNICATIO	6,000.00
36223	26-Sep-02	DISTRICT CLERK	260.97
36224	26-Sep-02	DOMINION TELECOM IN	12,295.06
36225	26-Sep-02	E SPIRE	2,561.80
36226	26-Sep-02	FAMILY SUPPORT PAYM	375.00

36227	26-Sep-02	FARRER, WILLIAM H	261.50
36228	26-Sep-02	FERRANTO, JOHN	391.05
36229	26-Sep-02	FLEXAMERICA INC	597.00
36230	26-Sep-02	FLORIDA STATE DISBU	255.50
36231	26-Sep-02	GEBRAN.COM	20,771.00
36232	26-Sep-02	GERALD M. O'DONNELL	180.00
36233	26-Sep-02	HAMMOND, GWEN	365.21
36234	26-Sep-02	HANNA, RICHARD	84.08
36235	26-Sep-02	INTERMEDIA COMMUNIC	31,765.03
36236	26-Sep-02	JUNIPER INTERNET CO	830.00
36237	26-Sep-02	KONIOR, JONATHAN	49.57
36238	26-Sep-02	LAROSA, ERMINIO	55.00
36239	26-Sep-02	MARSH USA INC	19,491.00
36240	26-Sep-02	METROCALL	549.65
36241	26-Sep-02	METROMEDIA FIBER NE	3,600.00
36242	26-Sep-02	MORRIS, JAMES	140.13
36243	26-Sep-02	NASSAU COUNTY SCU	250.00
36244	26-Sep-02	OLM LLC	1,535.00
36245	26-Sep-02	SNET	50.43
36246	26-Sep-02	SNET	0.85
36247	26-Sep-02	SPRINT	2,000.00
36248	26-Sep-02	SPRINT	41,046.47
36249	26-Sep-02	TREASURER OF VIRGIN	291.05
36250	26-Sep-02	UNITED PARCEL SERVI	2,726.17
36251	26-Sep-02	UNIVERSAL ACCESS IN	5,289.00
36252	26-Sep-02	UNUM LIFE INSURANCE	6,892.07
36253	26-Sep-02	VERIZON	1,506.00
36254	26-Sep-02	VERIZON WIRELESS	366.06
36255	26-Sep-02	WORLDWIDE EXPRESS	439.77
36256	26-Sep-02	WRIGHT EXPRESS UNIV	2,615.89
36257	26-Sep-02	WVT COMMUNICATIONS	409.57
36258	27-Sep-02	AAA DISPOSAL SERVIC	1,742.63
36259	27-Sep-02	ADP INC	260.00
36260	27-Sep-02	D & B	260.13
36261	27-Sep-02	ORACLE CORPORATION	10,974.47
36262	27-Sep-02	XWAVE	82,712.16
36263	30-Sep-02	UNIVERSAL SERVICE A	80,000.00
36264	30-Sep-02	SHAW PITTMAN	40,000.00

TOTAL CHECKS OUTSTANDING (004124657937)			412,748.10

NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC.
CHECK REGISTER / CASH DISBURSEMENT JOURNAL
FOR THE MONTH OF SEPTEMBER 2002

Check Number	Date Issued	Payee	Amount
36065	5-Sep-02	4 YOURTELECOMMUNICA	852.08
36258	27-Sep-02	AAA DISPOSAL SERVIC	1,742.63
36066	5-Sep-02	AAA NETWORKS	42.66
36067	5-Sep-02	AB&T	137.07
36068	5-Sep-02	AD BER GROUP	535.00
wire	13-Sep-02	ADP	21,472.62
wire	13-Sep-02	ADP	321,265.70
36214	26-Sep-02	ADP INC	712.14
36259	27-Sep-02	ADP INC	260.00
wire	27-Sep-02	ADP INC	321,358.73
wire	27-Sep-02	ADP INC	96,880.97
wire	27-Sep-02	ADP INC	23,388.53
36069	5-Sep-02	ADVANCED COMMUNICAT	36.00
36070	5-Sep-02	ADVANCED COMPUTER T	32.40
36071	5-Sep-02	ADVANCED RESEARCH A	46.71
36072	5-Sep-02	ALPHA COMMUNICATION	256.64
36073	5-Sep-02	ALTERNATIVE COMMUNI	94.05
36074	5-Sep-02	ALVAREZ, MICHAEL	158.40
36075	5-Sep-02	APIC USA, INC	298.06
36215	26-Sep-02	ARCHIBALD, WAYNE	129.45
36076	5-Sep-02	ASON, INC	37.02
36077	5-Sep-02	ASTI	192.46
36171	13-Sep-02	AT&T	12,746.13
36216	26-Sep-02	AT&T	10.98
36217	26-Sep-02	AT&T	13.35
36218	26-Sep-02	AT&T	12.90
36219	26-Sep-02	AT&T	1,201.15
36220	26-Sep-02	AT&T WIRELESS SERVI	221.49
ach	30-Sep-02	BANK OF AMERICA	6,546.00
wire	6-Sep-02	BANK OF AMERICA	24,573.73
wire	26-Sep-02	BANK OF AMERICA	10,162.73
36078	5-Sep-02	BELTECH COMMUNICATI	108.81
36079	5-Sep-02	BETTER BYTE COMPUTE	195.93
36221	26-Sep-02	BLUE RIDGE NETWORKS	4,789.39
36201	20-Sep-02	BOULIS, ROBERT	193.10
36161	5-Sep-02	BRIAN TREMATORE PLU	104.94
36080	5-Sep-02	CBS WHITCOM	87.75
36081	5-Sep-02	CEDARWOOD DEVELOPME	545.73
36082	5-Sep-02	CHERRY YACHTS	19.80
36184	16-Sep-02	CHICAGO DEPARTMENT	279.00
36083	5-Sep-02	CHRIS BAILEY	126.69
36222	26-Sep-02	COGENT COMMUNICATIO	6,000.00
36172	13-Sep-02	COMMISSIONER OF DMV	63.00
36185	16-Sep-02	COMMONWEALTH OF MAS	127.61
36196	17-Sep-02	COMMONWEALTH OF MAS	4,498.64
36084	5-Sep-02	COMPLETE NETWORK SO	36.45
wire	18-Sep-02	COMPUPLUS	533.95
wire	10-Sep-02	COMSTOR	29,491.85
wire	30-Sep-02	COMSTOR	12,569.18
36085	5-Sep-02	COMTEL GROUP	184.77
36086	5-Sep-02	CONNECTIVITY SERVIC	164.79
36087	5-Sep-02	CONSULT CITY INTERN	184.59
36088	5-Sep-02	COST MANAGEMENT ASS	78.66

wire	3-Sep-02	COVAD COMMUNICATION	455,000.00
wire	16-Sep-02	COVAD COMMUNICATION	455,000.00
36089	5-Sep-02	CPI NEW ENGLAND	32.04
36090	5-Sep-02	CROSSROAD STRATEGIE	51.30
36091	5-Sep-02	CWPS	57.51
36260	27-Sep-02	D & B	260.13
36092	5-Sep-02	DANNY WHITE	51.98
36093	5-Sep-02	DANTOM SYSTEMS	2,265.00
36094	5-Sep-02	DATA & VOICE NETWOR	41.34
36095	5-Sep-02	DECISIVE BUSINESS S	498.78
36096	5-Sep-02	DELTA TELEPHONE	91.62
36097	5-Sep-02	DENNIS J NOLTE	67.74
36098	5-Sep-02	DIGITALEYE DESIGNS	40.50
36165	13-Sep-02	DISTRICT CLERK	260.97
36223	26-Sep-02	DISTRICT CLERK	260.97
36224	26-Sep-02	DOMINION TELECOM IN	12,295.06
36099	5-Sep-02	DULLES TECH 3	72,116.71
36225	26-Sep-02	E SPIRE	2,561.80
36100	5-Sep-02	EQUIPMENT SOLUTIONS	25.80
36101	5-Sep-02	ERIC WHISENHUNT	45.89
36183	16-Sep-02	ERVIN LEASING COMPA	1,533.96
36174	13-Sep-02	EXPERIAN	1,061.00
36173	13-Sep-02	E-Z PASS	400.00
36166	13-Sep-02	FAMILY SUPPORT PAYM	375.00
36226	26-Sep-02	FAMILY SUPPORT PAYM	375.00
36102	5-Sep-02	FANNING, REBECCA	179.57
36202	20-Sep-02	FANNING, REBECCA	255.10
36103	5-Sep-02	FARISHIAN AND ASSOC	685.66
36227	26-Sep-02	FARRER, WILLIAM H	261.50
36203	20-Sep-02	FERRANTO, JOHN	204.14
36228	26-Sep-02	FERRANTO, JOHN	391.05
36229	26-Sep-02	FLEXAMERICA INC	597.00
36167	13-Sep-02	FLORIDA STATE DISBU	255.50
36230	26-Sep-02	FLORIDA STATE DISBU	255.50
36182	16-Sep-02	FOX ROTHSCHILD O'BR	25,732.18
36176	13-Sep-02	FRIENDLY COMPUTER S	59.85
36104	5-Sep-02	GAYLON COMMUNICATIO	187.47
wire	4-Sep-02	GE CAPITAL	210,000.00
36231	26-Sep-02	GEBRAN.COM	20,771.00
36168	13-Sep-02	GERALD M. O'DONNELL	180.00
36232	26-Sep-02	GERALD M. O'DONNELL	180.00
36204	20-Sep-02	GLE ASSOCIATES	307.94
36105	5-Sep-02	GLOBAL MEDICAL STAF	1,877.53
36163	11-Sep-02	GUERNSEY OFFICE PRO	1,000.00
36233	26-Sep-02	HAMMOND, GWEN	365.21
36234	26-Sep-02	HANNA, RICHARD	84.08
36106	5-Sep-02	HOME OFFICE SOLUTIO	31.86
36186	16-Sep-02	ILLINOIS DEPARTMENT	787.39
36197	17-Sep-02	ILLINOIS DEPARTMENT	34.71
36107	5-Sep-02	INFO TECH SOLUTIONS	51.86
36108	5-Sep-02	INTELENET COMMUNICA	50.04
36109	5-Sep-02	INTELLICOMP TECHNOL	97.11
36235	26-Sep-02	INTERMEDIA COMMUNIC	31,765.03
36110	5-Sep-02	INTERMEDIA GROUP IN	43.20
36111	5-Sep-02	ISIS NETWORKS	39.84
36112	5-Sep-02	ITC	317.88
36113	5-Sep-02	JEM CONSULTING	72.18

36114	5-Sep-02	JIVAS TECHNOLOGIES	33.93
36115	5-Sep-02	JOBECCA SYSTEMS	38.70
36116	5-Sep-02	JP COMMUNICATIONS G	136.29
36236	26-Sep-02	JUNIPER INTERNET CO	830.00
36177	13-Sep-02	KEY EQUIPMENT FINAN	8,000.00
36117	5-Sep-02	KINOCOM, INC	34.20
36237	26-Sep-02	KONIOR, JONATHAN	49.57
36118	5-Sep-02	LANDING TECHNOLOGY	247.05
36205	20-Sep-02	LAROSA, ERMINIO	80.44
36238	26-Sep-02	LAROSA, ERMINIO	55.00
wire	3-Sep-02	LEVEL 3 COMMUNICATI	72,642.00
wire	16-Sep-02	LEVEL 3 COMMUNICATI	72,642.00
36119	5-Sep-02	LIVE WIRE COMMUNICA	31.50
36162	9-Sep-02	LOVE, BRAD	6,855.21
36206	20-Sep-02	LUZIO, MICHAEL	214.08
36120	5-Sep-02	MAC AND PC PROS	49.05
36207	20-Sep-02	MANZARI, JOSEPH	42.80
wire	18-Sep-02	MARSH	23,348.52
36239	26-Sep-02	MARSH USA INC	19,491.00
36121	5-Sep-02	MARYLAND TELEPHONE	352.80
wire	6-Sep-02	MASS MUTUAL	19,721.98
wire	13-Sep-02	MASS MUTUAL	22,054.45
wire	26-Sep-02	MASS MUTUAL	20,821.64
36122	5-Sep-02	MASTER TECH PHONE C	41.85
36208	20-Sep-02	MCALISTER, JOHN	201.65
wire	3-Sep-02	MCI WORLDCOM COMMUN	37,598.00
wire	16-Sep-02	MCI WORLDCOM COMMUN	37,598.00
36123	5-Sep-02	MEDIA REAL ESTATE	858.17
36124	5-Sep-02	METAPHOR INC	320.04
36240	26-Sep-02	METROCALL	549.65
36241	26-Sep-02	METROMEDIA FIBER NE	3,600.00
36125	5-Sep-02	MIT GROUP	511.92
36126	5-Sep-02	MORGAN COMMUNICATIO	43.74
36127	5-Sep-02	MORRIS, JAMES	56.05
36200	20-Sep-02	MORRIS, JAMES	1,627.52
36242	26-Sep-02	MORRIS, JAMES	140.13
36128	5-Sep-02	MS NETWORK SOLUTION	166.86
36169	13-Sep-02	NASSAU COUNTY SCU	250.00
36243	26-Sep-02	NASSAU COUNTY SCU	250.00
36129	5-Sep-02	NATIONAL DEVELOPMEN	7.40
36130	5-Sep-02	NETEX INC	281.97
36131	5-Sep-02	NETWORK INC	139.77
36132	5-Sep-02	NETWORK RESOURCES	46.08
36187	16-Sep-02	NJ DEPT OF REVENUE	12,569.74
36133	5-Sep-02	NM COMPUTING INC	80.82
36134	5-Sep-02	NSI	48.15
36188	16-Sep-02	NY STATE DEPT OF TA	404.03
36189	16-Sep-02	NY STATE SALES TAX	18,934.84
36244	26-Sep-02	OLM LLC	1,535.00
36135	5-Sep-02	OLMEC SYSTEMS INC	35.64
36261	27-Sep-02	ORACLE CORPORATION	10,974.47
36213	25-Sep-02	OSG BILLING SERVICE	88.67
wire	3-Sep-02	OSG BILLING SERVICE	5,449.45
wire	19-Sep-02	OSG BILLING SERVICE	6,134.64
36190	16-Sep-02	PA DEPT OF REVENUE	6,887.95
36198	17-Sep-02	PA DEPT OF REVENUE	10,919.82
wire	11-Sep-02	PARADYNE	19,217.38

36209	20-Sep-02	PATRICK, DAVID	230.19
36136	5-Sep-02	POTOMAC UNITED NETW	91.98
36137	5-Sep-02	PRECISE TECHNOLOGY	286.50
36138	5-Sep-02	PREMIER TELECOMMUNI	163.71
36139	5-Sep-02	RAVEN TECHNOLOGIES	162.81
36140	5-Sep-02	RIPARIUS COMMUNICAT	39.24
36199	18-Sep-02	RK	1,044.13
36141	5-Sep-02	ROSE TELECOM	44.28
36210	20-Sep-02	ROSSER, ALVIN	161.75
36142	5-Sep-02	ROUTERDOG	49.41
36264	30-Sep-02	SHAW PITTMAN	40,000.00
36143	5-Sep-02	SMALLBIZMANAGER.COM	68.70
36211	20-Sep-02	SMEDBERG, BILL	262.48
36245	26-Sep-02	SNET	50.43
36246	26-Sep-02	SNET	0.85
36144	5-Sep-02	SNORING DOG PRODUCT	45.63
36145	5-Sep-02	SOLVE RIME TECH	287.46
36247	26-Sep-02	SPRINT	2,000.00
36248	26-Sep-02	SPRINT	41,046.47
wire	26-Sep-02	SSG	20,000.00
36146	5-Sep-02	SUNSHINE COMMUNICAT	14.36
36147	5-Sep-02	TECHNOLOGY SYSTEMS	66.51
36148	5-Sep-02	TELESOLUTIONS	86.13
36149	5-Sep-02	TELESOURCE	291.24
36150	5-Sep-02	THRIVE NETWORKS INC	36.45
36151	5-Sep-02	TORNADO COMPUTER SY	84.87
36170	13-Sep-02	TREASURER OF VIRGIN	291.05
36249	26-Sep-02	TREASURER OF VIRGIN	291.05
36152	5-Sep-02	TRI NET SYSTEMS INC	44.82
36153	5-Sep-02	TRYONLINE COMMUNICA	32.04
36154	5-Sep-02	TWO WHEEL CORP (631	175.67
36178	13-Sep-02	U.S. TRUSTEE	7,500.00
36179	13-Sep-02	U.S. TRUSTEE	5,000.00
36155	5-Sep-02	UNICOM	213.48
36250	26-Sep-02	UNITED PARCEL SERVI	2,726.17
36251	26-Sep-02	UNIVERSAL ACCESS IN	5,289.00
36263	30-Sep-02	UNIVERSAL SERVICE A	80,000.00
36180	13-Sep-02	UNUM LIFE INSURANCE	3,927.43
36252	26-Sep-02	UNUM LIFE INSURANCE	6,892.07
36157	5-Sep-02	VAN ALSTYNE AND COM	129.00
36212	20-Sep-02	VERIZON	3,012.00
36253	26-Sep-02	VERIZON	1,506.00
wire	3-Sep-02	VERIZON	640,000.00
wire	16-Sep-02	VERIZON	640,000.00
36254	26-Sep-02	VERIZON WIRELESS	366.06
36156	5-Sep-02	V-LINK	303.66
36158	5-Sep-02	WARP NETWORKS, INC	40.77
36159	5-Sep-02	WEBER SYSTEMS	134.37
36160	5-Sep-02	WELDING MART LLC	2,380.00
36181	13-Sep-02	WORLDWIDE EXPRESS	284.42
36255	26-Sep-02	WORLDWIDE EXPRESS	439.77
36256	26-Sep-02	WRIGHT EXPRESS UNIV	2,615.89
36257	26-Sep-02	WVT COMMUNICATIONS	409.57
36262	27-Sep-02	XWAVE	82,712.16

TOTAL CASH DISBURSEMENTS FOR SEPTEMBER 2002			4,246,367.53

NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC.
STATEMENT OF OPERATIONS
SEPTEMBER 30, 2002

	Network Access Solutions Corporation	NASOP, Inc.	TOTAL
REVENUE	$2,562,595	$1,167,282	$3,729,877
COST OF GOOD SOLD	$1,780,512	$769,348	$2,549,860

GROSS PROFIT	$782,083	$397,934	$1,180,017

OPERATING EXPENSES
Wages	544,227	142,369	686,596
Commissions	41,201	20,389	61,590
Fringe Benefit Allocation	59,826	15,650	75,477
Payroll Taxes Allocation	35,593	9,311	44,904

Total Compensation & Benefits	$680,847	$187,719	$868,566

Telecom	4,639	—	4,639
Employee Lines	6,500	—	6,500
Travel	11,597	—	11,597

Total Employee-Based Expenses	$22,736	$—	$22,736

Marketing	5,376	—	5,376
Postage, Delivery & Printing	8,152	—	8,152
Professional — Accounting	6,773	3,352	10,125
Professional — Legal	64,027	31,684	95,711
Professional — Collections	174	86	260
Professions — Cust. Care	55,331	27,381	82,712
Professions — Other	3,746	1,854	5,600
Temporary and Casual Labor	—	—	—
Transfer Agent Fees	1,000	—	1,000
Telecom — Voice/Data	47,617	—	47,617
Rent — Office Base	57,876	15,140	73,017
Rent — Office Other	2,855	747	3,601
Rent — Equipment Rents & Leases	5,860	—	5,860
Repairs & Maintenance	44,985	—	44,985
Supplies & Expensed Equipment	2,039	—	2,039

Total Cost Center Specific Expenses	$305,813	$80,244	$386,057

Bank Charges	38,566	—	38,566
Insurance-Liability	57,840	—	57,840
Franchise Taxes, Licenses & Permits	—	—	—
Payroll Processing Services	415	—	415
Taxes — Property	61,117	—	61,117

Total Overhead Expenses	$157,937	$—	$157,937

Total Selling, general and administrative	$1,167,333	$267,963	$1,435,296

EBITDA BEFORE RESTRUCTURING COSTS	$(385,250)	$129,971	$(255,279)
RESTRUCTURING COSTS
Legal	$73,586	36,414	$110,000
US Trustee	$7,500	5,000	$12,500
SSG Capital	$16,424	8,128	$24,552

Total Restructuring Costs	$97,510	$49,542	$147,052

EBITDA AFTER RESTRUCTURING COSTS	$(482,760)	$80,429	$(402,331)
Amortization	32,948	187,116	220,064
Depreciation	2,145,947	—	2,145,947

EBIT	$(2,661,655)	$(106,687)	$(2,768,342)
Interest Income	(37,429)	—	(37,429)
Interest Expense	(1,517)	—	(1,517)
Taxes — Income	(17,892)	—	(17,892)

Net Income (Loss)	$(2,718,493)	$(106,687)	$(2,825,180)

Preferred stock dividends	445,890	—	445,890
Net Income (Loss) applicable to common stockholders	$(3,164,383)	$(106,687)	$(3,271,070)

** The Debtors have traditionally prepared their financial information on a consolidated basis. The foregoing schedule has been prepared at the request of the US Trustee's Office. There are certain estimates and assumptions made in preparing the allocation of expenditures between the Debtors that, although considered to be reasonable, may or may not prove to be accurate. Neither the Debtors nor any other person makes any representation or warranty as to the accuracy of such estimates/assumptions.

** Nothing herein is intended as an admission as to the nature of any debt including, but not limited to, whether an obligation is a lease or secured transaction

NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC.
BALANCE SHEET
SEPTEMBER 30, 2002

	Network Access Solutions Corporation	NASOP, Inc.	TOTAL
ASSETS
Current assets:
Cash and cash equivalents	$4,151,071	$355,402	$4,506,473
Accounts receivable	5,805,451	5,516,223	11,321,674
Allowance for doubtful accounts	(2,225,271)	(3,455,368)	(5,680,639)

Total accounts receivable	3,580,179	2,060,856	5,641,035

Inventory	52,016	—	52,016
Prepaid and other current assets
Deferred promotions	—	—	—
Prepaid insurance	303,545	—	303,545
Deposits	107,133	—	107,133
Other Receivables	—	—	—
Prepaid rent	—	—	—
Prepaid advertising	—	—	—
Prepaid maintenance & support	58,962	—	58,962
Prepaid other	(74,472)	—	(74,472)

Total prepaid and other current assets	395,168	—	395,168
Property and equipment, cost	93,422,534	—	93,422,534
Property and equipment, accumulated depreciation	(72,530,066)	—	(72,530,066)

Total Property and Equipment, net	20,892,468	—	20,892,468
Restricted cash	330,790	—	330,790
Deposits and other noncurrent assets	744,526	—	744,526
Income tax receivable	—	—	—
Identifiable intangibles / Goodwill	456,000	4,865,021	5,321,021

Total assets	$30,602,219	$7,281,278	$37,883,497

LIABILITIES, MANDATORILY REDEEMABLE PREFERRED STOCK, AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$17,989,653	$—	$17,989,653
Accrued expense
Accrued telecom	7,647,173	—	7,647,173
Accrued commissions	67,469	—	67,469
Accrued taxes	2,276,954	—	2,276,954
Accrued compensation	—	—	—
Accrued inventory staging	—	—	—
Accrued employee stock purchase plan	—	—	—
Accrued capital lease	—	—	—
Accrued other	14,986,097	—	14,986,097

Total accrued expense	24,977,693	—	24,977,693
Interco-Due to/fr NAS	(3,582,838)	3,582,838	—
Deferred compensation liability	—	—	—
Captial lease obligations	28,957,970	—	28,957,970
Other current liabilities (deferred charges)	—	—	—
Deferred revenue	694,860	864,753	1,559,613
SBC,Interconnx, Covad and Covington note payable	6,097,657	579,533	6,677,190
Ascend line of credit	2,321,088	—	2,321,088

Total other liabilities	34,488,737	5,027,124	39,515,861
Total liabilities	77,456,083	5,027,124	82,483,207
Commitments and contingencies:
Series B mandatorily redeemable preferred stock	88,491,779	—	88,491,779
Stockholders' equity:
Common stock	62,250	—	62,250
Additional paid-in-capital	185,998,433	—	185,998,433
Accumulated other comprehensive income	6,493	—	6,493
Deferred compensation on employee stock options	—	—	—
Accumulated deficit	(319,458,850)	2,254,153	(317,204,697)
Less treasury stock, at cost	(1,953,968)	—	(1,953,968)

Total stockholders' equity	(135,345,642)	2,254,153	(133,091,489)

Total liabilities, mandatorily redeemable preferred stock and stockholders' equity	$30,602,219	$7,281,278	$37,883,497

** The Debtors have traditionally prepared their financial information on a consolidated basis. The foregoing schedule has been prepared at the request of the US Trustee's Office. There are certain estimates and assumptions made in preparing the allocation of expenditures between the Debtors that, although considered to be reasonable, may or may not prove to be accurate. Neither the Debtors nor any other person makes any representation or warranty as to the accuracy of such estimates/assumptions.

** Nothing herein is intended as an admission as to the nature of any debt including, but not limited to, whether an obligation is a lease or secured transaction

In re:	Network Access Solutions	Case No.	02-11611
	Debtor	Reporting Period:	Sep-02

STATUS OF POSTPETITION TAXES

        The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

        Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

        Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
FEDERAL
Withholding (Employee)	0.00	135,864.32	135,864.32			0.00
FICA — Employee	0.00	44,818.66	44,818.66			0.00
FICA — Employer	0.00	44,818.66	44,818.66			0.00
Unemployment	0.00	42.49	42.49			0.00
Income (Company)	0.00	0.00	0.00			0.00
Other — FUSF	342,733.76	212,779.54	80,000.00			475,513.30

Total Federal Taxes	342,733.76	438,323.67	305,544.13			475,513.30

STATE AND LOCAL
Withholding (Employee)	0.00	39,836.41	39,836.41			0.00
Sales	89,816.06	11,868.99	55,443.73			46,241.32
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	42.49	42.49			0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	185,726.53	61,000.00	0.00			246,726.53
Other —	0.00	0.00	0.00			0.00

Total State & Local	275,542.59	112,747.89	95,322.63			292,967.85

TOTAL TAXES	618,276.35	551,071.56	400,866.76			768,481.15

SUMMARY OF POSTPETITION DEBTS

        Attach aged listing of accounts payable.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable		161,669.49	0.00	0.00	0.00	161,669.49
Wages Payable		0.00	0.00	0.00	0.00	0.00
Taxes Payable		267,887.24	278,330.83	134,578.41	87,684.67	768,481.15
Rent/Leases — Building		0.00	0.00	0.00	0.00	0.00
Rent/Leases — Equipment		0.00	0.00	0.00	0.00	0.00
Secured Debt / Adequate Protection Payments		0.00	0.00	0.00	0.00	0.00
Professional Fees		0.00	0.00	0.00	0.00	0.00
Amounts Due to Insiders		0.00	0.00	0.00	0.00	0.00
Intercompany with NASOP		156,051.00	0.00	0.00	0.00	156,051.00
Other —		0.00	0.00	0.00	0.00	0.00

Total Postpetition Debts	0.00	585,607.73	278,330.83	134,578.41	87,684.67	1,086,201.64

Explain how and when the Debtor intends to pay any past-due postpetition debts.

For Sales Tax, amounts accrued for September were paid in October, or will be paid at their applicable period-ending due date. The Personal Property Tax amount will be paid at it's applicable due date. The

Accounts Payable amount is due to a timing issue, the outstanding amounts will be paid during the month of October 2002.

FORM MOR-4 (9/99)

In re:	NASOP	Case No.	02-11612
	Debtor	Reporting Period:	Sep-02

STATUS OF POSTPETITION TAXES

        The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

        Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

        Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
FEDERAL
Withholding (Employee)	0.00	0.00	0.00			0.00
FICA — Employee	0.00	0.00	0.00			0.00
FICA — Employer	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Income (Company)	0.00	0.00	0.00			0.00
Other —	0.00	0.00	0.00			0.00

Total Federal Taxes	0.00	0.00	0.00			0.00

STATE AND LOCAL
Withholding (Employee)	0.00	0.00	0.00			0.00
Sales	0.00	0.00	0.00			0.00
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	0.00	0.00	0.00			0.00
Other —	0.00	0.00	0.00			0.00

Total State & Local	0.00	0.00	0.00			0.00

TOTAL TAXES	0.00	0.00	0.00			0.00

SUMMARY OF POSTPETITION DEBTS

        Attach aged listing of accounts payable.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	0.00	0.00	0.00	0.00	0.00	0.00
Wages Payable	0.00	0.00	0.00	0.00	0.00	0.00
Taxes Payable	0.00	0.00	0.00	0.00	0.00	0.00
Rent/Leases — Building	0.00	0.00	0.00	0.00	0.00	0.00
Rent/Leases — Equipment	0.00	0.00	0.00	0.00	0.00	0.00
Secured Debt / Adequate Protection Payments	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees	0.00	0.00	0.00	0.00	0.00	0.00
Amounts Due to Insiders	0.00	0.00	0.00	0.00	0.00	0.00
Intercompany with NAS	0.00	0.00	0.00	0.00	0.00	0.00
Other —	0.00	0.00	0.00	0.00	0.00	0.00

Total Postpetition Debts	0.00	0.00	0.00	0.00	0.00	0.00

        Explain how and when the Debtor intends to pay any past-due postpetition debts.

FORM MOR-4 (9/99)

NETWORK ACCESS SOLUTIONS CORPORATION AND NASOP, INC.
September 2002
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	Network Access Solutions Corporation
		NASOP, Inc.
Accounts Receivable Reconciliation
	Amount	Amount
Total Accounts Receivable at the begininning of the reporting period	6,162,603	5,379,751
+ Amounts billed during the period	2,343,591	1,315,548
-Amounts collected during the period	(2,782,233)	(1,259,486)
Total Accounts Receivable at the end of the reporting period	5,723,961	5,435,813

Accounts Receivable Aging	Amount	Amount
0—30 days old	1,658,118	1,142,377
31—60 days old	878,292	241,203
61—90 days old	750,900	93,669
91+ days old	2,436,651	3,958,564
Total Accounts Receivable	5,723,961	5,435,813
Amount considered uncollectible (Bad Debt) (See Note 1 below)	(2,143,782)	(3,374,957)
Accounts Receivable (Net)	3,580,179	2,060,856

DEBTOR QUESTIONAIRE

Must be completed each month	YES	NO	YES	NO
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X		X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X		X

QuickLinks

  EXHIBIT 99.6
NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC. SCHEDULE OF CASH RECEIPT AND DISBURSEMENTS SEPTEMBER 2002
NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC. SCHEDULE OF CASH RECEIPT AND DISBURSEMENTS (TRUSTEE FEE CALCULATION) SEPTEMBER 2002
NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC. CASH BALANCES SEPTEMBER 30, 2002
NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC. OUTSTANDING CHECK LIST SEPTEMBER 30, 2002
NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC. CHECK REGISTER / CASH DISBURSEMENT JOURNAL FOR THE MONTH OF SEPTEMBER 2002
NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC. STATEMENT OF OPERATIONS SEPTEMBER 30, 2002
NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC. BALANCE SHEET SEPTEMBER 30, 2002
STATUS OF POSTPETITION TAXES
SUMMARY OF POSTPETITION DEBTS
STATUS OF POSTPETITION TAXES
SUMMARY OF POSTPETITION DEBTS
NETWORK ACCESS SOLUTIONS CORPORATION AND NASOP, INC. September 2002 ACCOUNTS RECEIVABLE RECONCILIATION AND AGING